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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 30, 2005
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                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

           Kansas                       0-20269                  48-0201080
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


401 Cottage, Abilene, KS                                      67410-2832
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (785) 263-3350
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Section 2 - Financial Information

     Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

     Effective April 30, 2005, Duckwall-ALCO Stores, Inc. (the "Company") eliminated 46 corporate positions in connection with the restructuring of its organization discussed below in Item 8.01. In connection with this restructuring, the employment of the employees holding the eliminated corporation positions was terminated or in a few cases the employee accepted another position with the Company.

     In connection with the terminations of employment, the Company anticipates paying approximately $900,000 in severance payments to the former employees. The amount of severance paid to each employee varies in accordance with the employees agreement with the Company. Former hourly employees are being paid their severance in a lump sum payment. The remaining former employees will receive their severance payments over time (varying in duration) on a monthly basis, which payments will be similar in amount and manner to the monthly compensation payments each former employee was most recently receiving.

Item 8    Other Events

     Item 8.01  Other Events

     On May 3, 2005, the Company issued a press release announcing a restructuring of its organization effective April 30, 2005 (the "Restructuring"). The Restructuring is designed to help the Company more effectively compete in today's competitive retail environment. As part of the Restructuring, 46 corporate positions were eliminated, which will result in an annualized corporate savings of approximately $2.2 million. As discussed in Item
2.03 above, the one-time cost associated with the Restructuring will be approximately $900,000. A copy of the Press Release announcing the Restructuring is attached hereto as Exhibit 99.1.

Section 9 -       Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.


Exhibit No.              Description
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99.1                     Press Release dated May 3, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     (Registrant)
                                               Duckwall-ALCO Stores, Inc.

 Date:  May 3, 2005                        By:  /s/ Richard A. Mansfield
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                                                Name:  Richard A. Mansfield
                                                Title:  Vice President - Finance
                                                        Chief Financial Officer


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